12/31/19

NASDAQ: UNTY

Forward-Looking Statements

This presentation may contain forward-looking statements with respect to Unity Bancorp's financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," and similar expressions which are intended to identify forward-looking statements.

Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation's control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation's actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2018 which has been filed with Securities and Exchange Commission and are available in the Investor Relations section of the Corporation's website (www.unitybank.com) and on the Securities and Exchange Commission's website (www.sec.gov).

Company Snapshot

- Founded September 16, 1991
- Headquartered in Clinton, New Jersey
- Approximately $1.7 billion in assets and $1.3 billion in deposits
- Unity Bank provides financial services to retail, corporate and small business customers through its 19 retail service offices located in Bergen, Hunterdon, Middlesex, Somerset, Union and Warren Counties in New Jersey and Northampton County, Pennsylvania.

Financial Summary 12/31/19

Balance Sheets (000s)	
Total Assets	1,718,942
Total Loans	1,425,558
Total Deposits	1,250,114
Total Equity	160,709
Loans/Deposits (%)	114.03%
Capital & Asset Quality (%)	
Equity/Assets	9.35%
NPAs/Assets (1)	0.43%
Profitability (%)	
ROAA	1.54%
ROACE	15.86%
NIM	3.95%
Efficiency Ratio (2)(3)	52.00%

(1) NPAs = nonaccrual loans + OREO
(2) These measures are not measures recognized under GAAP and are therefore considered to be non-GAAP financial measures.
(3) Efficiency ratio is total non-interest expense divided by the sum of net interest income and total non-interest income (excluding securities gains/(losses)).

Unity Bank is a wholly owned subsidiary of Unity Bancorp.

Unity Bank Branch Locations

Unity Branch Locations	
1	Forks Township, PA
2	Phillipsburg, NJ
3	Washington, NJ
4	Clinton, NJ
5	Flemington, NJ
6	Whitehouse, NJ
7	Somerset, NJ
8	North Plainfield, NJ
9	Middlesex, NJ
10	Highland Park, NJ
11	Edison, NJ
12	South Plainfield, NJ
13	Scotch Plains, NJ
14	Union, NJ
15	Linden, NJ
16	Somerville, NJ
17	Emerson, NJ
18	Ramsey, NJ
19	Bethlehem, PA



Northampton
Warren
Hunterdon
Somerset
Middlesex
Union
Bergen
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19

New Jersey Overview

Geography

- Located in the heart of the U.S. Northeast Corridor
  - Gives companies access to one of the most concentrated and affluent consumer markets in the world
  - Gives businesses access to the world's trade, financial and regulatory centers, including NY and Washington D.C.
- Land area is approximately 7,355 sq. miles
- Population per sq. mile is 1,195.5

Economy

- Driven by the major industries: farming, chemicals, pharmaceuticals, petroleum-based products, insurance, and tourism

Population

- Population estimate of 8.9 million people
- Median household income is over $76 thousand per year ~ $14 thousand more than the national median in household income
- 3.2% unemployment rate



Canada
966km
805km
644km
483km
322km
161km
600mi
500mi
400mi
300mi
200mi
100mi
MONTREAL
OTTAWA
BURLINGTON
PORTLAND
MANCHESTER
BOSTON
PROVIDENCE
ALBANY
HARTFORD
SYRACUSE
TORONTO
ROCHESTER
BUFFALO
LANSING
DETROIT
ANN ARBOR
CLEVELAND
PITTSBURGH
NEW YORK CITY
TRENTON
PHILADELPHIA
New Jersey
BALTIMORE
WASHINGTON DC
COLUMBUS
DAYTON
CINCINNATI
CHARLESTON
LOUISVILLE
RICHMOND
NORFOLK
GREENSBORO
RALEIGH
KNOXVILLE
CHARLOTTE
GREENVILLE
COLUMBIA

Scarcity Value of Community Banks in New Jersey

- Unity Bank is one of 22 community banks in New Jersey having less than $3.0 billion in assets
  - Unity bank has been deeply rooted in the communities we serve.
  - Our success is based on the personal relationships we have with our customers and employees.
  - Our culture is driven by our four commandments:


1 Treat all employees and customers with dignity and respect
2 Provide the highest level of service to our customers
3 Maintain financial stability
4 Always do the right thing

Institution	Number of Branches	Total Assets	Total Deposits
Valley National Bancorp	217	33,765,539	24,773,929
Investors Bancorp Inc	147	26,725,163	17,644,471
Peapack-Gladstone Financial	20	4,925,409	4,095,655
Northfield Bancorp Inc.	40	4,808,311	3,300,191
BCB Bancorp Inc.	30	2,825,499	2,208,222
First Bank	18	2,047,373	1,443,497
SB One Bancorp	18	1,934,259	1,476,488
Unity Bancorp Inc.	**19**	**1,718,942**	**1,250,114**
Bank of Princeton	21	1,379,598	1,150,423
1st Constitution Bancorp	21	1,342,565	1,021,834
Two River Bncp	14	1,146,994	972,592
First Commerce Bank	9	1,004,131	847,624
Bancorp of New Jersey Inc.	9	961,684	762,001
Magyar Bancorp Inc. (MHC)	7	630,328	520,039
1st Colonial Bancorp	2	545,277	486,814
Cornerstone Financial Corp.	6	255,292	233,300

Recent Financial Performance

Historical Growth

(dollars in millions)


Total Assets
CAGR 12.2%
$1,084.9
$1,189.9
$1,455.5
$1,579.2
$1,718.9
2,000.0
1,800.0
1,600.0
1,400.0
1,200.0
1,000.0
800.0
600.0
400.0
200.0
-
2015
2016
2017
2018
2019


Total Loans
CAGR 12.5%
$889.0
$973.4
$1,170.7
$1,304.6
$1,425.6
1,600.0
1,400.0
1,200.0
1,000.0
800.0
600.0
400.0
200.0
-
2015
2016
2017
2018
2019


Total Deposits
CAGR 8.7%
$894.5
$945.7
$1,043.1
$1,207.7
$1,250.1
1,400.0
1,200.0
1,000.0
800.0
600.0
400.0
200.0
-
2015
2016
2017
2018
2019


Total Equity
CAGR 19.6%
$78.5
$106.3
$118.1
$138.5
$160.7
180.0
160.0
140.0
120.0
100.0
80.0
60.0
40.0
20.0
-
2015
2016
2017
2018
2019

Efficiency & Performance


Efficiency
16.00%
12.00%
8.00%
4.00%
0.00%
80.00%
60.00%
40.00%
20.00%
0.00%
Avg. equity/Avg. Assets
Efficiency Ratio
64.41%
56.51%
55.57%
53.07%
52.00%
7.42%
7.59%
8.85%
8.96%
9.69%
2015
2016
2017
2018
2019
Average equity to average assets
Efficiency Ratio


Performance
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
3.00%
2.40%
1.80%
1.20%
0.60%
0.00%
ROACE
ROAA
12.92%
15.37%
11.47%
17.10%
15.86%
0.96%
1.17%
1.12%
1.53%
1.54%
2015
2016
2017
2018
2019
ROACE
ROAA

Asset Quality



Nonperforming Assets to Total Assets
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.82%
0.70%
0.23%
0.44%
0.43%
2015
2016
2017
2018
2019



Net Charge-Offs to Average Loans
0.20%
0.16%
0.12%
0.08%
0.04%
0.00%
0.04%
0.15%
0.06%
0.01%
0.09%
2015
2016
2017
2018
2019



Allowance for Loan Losses to Total Loans
2.00%
1.60%
1.20%
0.80%
0.40%
0.00%
1.44%
1.29%
1.16%
1.19%
1.15%
2015
2016
2017
2018
2019



Nonperforming Loans to Total Loans
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.82%
0.74%
0.26%
0.53%
0.40%
2015
2016
2017
2018
2019

Summary Income Statement and Profitability

(dollars in millions)

	2018		2019	
Net Interest Income	$ 53.7		$ 57.6	
Provision for Loan Losses	2.1		2.1	
Noninterest Income	9.1		9.6	
Noninterest Expense	33.4		34.7	
Provision for Income Taxes	5.4		6.7	
Net Income	$ 21.9		$ 23.7	
Diluted Earnings Per Share	$ 2.01		$ 2.14	
Return on Average Assets	1.53	%	1.54	%
Return on Average Equity	17.10		15.86	
Net Interest Margin	3.97		3.95	

Net Interest Income & Net Interest Margin

(dollars in millions)



$80.00
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$-
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
3.63%
3.58%
3.83%
3.97%
3.95%
$34.0
$38.3
$45.8
$53.8
$57.6
2015
2016
2017
2018
2019
Net Interest Income
Net Interest Margin

Noninterest Income

(dollars in thousands)

	2018	2019
Branch fee income	$ 1,519	$ 1,502
Service and loan fee income	2,130	1,965
Gain on sale of SBA loans held for sale, net	1,680	909
Gain on sale of mortgage loans, net	1,719	2,090
BOLI income	975	588
Net security (losses) gains	(199)	373
Other income	1,207	2,112
Total noninterest income	$ 9,031	$ 9,539

Noninterest Expense
(dollars in millions)



$50.00
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-
3.00%
2.00%
1.00%
0.00%
2.69%
2.44%
2.37%
2.34%
2.25%
$26.9
$27.6
$30.0
$33.4
$34.7
2015
2016
2017
2018
2019
Noninterest Expense
Noninterest Expense/Average Assets

Noninterest Expense
(dollars in thousands)

	2018	2019
Compensation and benefits	$ 20,119	$ 20,666
Occupancy	2,739	2,650
Processing and communications	2,788	2,924
Furniture and equipment	2,348	2,894
Professional services	934	1,061
Loan collection & OREO (recoveries) expenses	(361)	41
Other loan expenses	208	272
Deposit insurance	782	301
Advertising	1,411	1,358
Director fees	671	673
Other expenses	1,782	1,877
Total noninterest expense	$ 33,421	$ 34,717

Profitability Progression



Diluted Earnings per Share
$2.50
$2.00
$1.50
$1.00
$0.50
$-
$1.02
$1.38
$0.15
$1.23
$1.36
$0.16
$1.20
$2.01
$2.14
2015
2016
2017
2018
2019
Effect of nonrecurring gain on repurchase of subordinated debenture
Effect of Tax Cut and Jobs Act. 2017 Diluted Earning per Share would have been $1.36, net of the $1.7 million deferred tax asset adjustment.

Tangible Book Value Per Share
(Non-GAAP)



$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$-
$7.44
$10.00
$0.40*
$9.60
$10.98
$12.71
$14.63
2015
2016
2017
2018
2019

*Capital Raise of $15 million at a weighted average price per share of $14.04; net increase of $14.4 million after expenses.

Market Price



$25.00
$20.00
$15.00
$10.00
$5.00
$-
$11.34
$15.70
$19.75
$20.76
$22.57
2015
2016
2017
2018
2019

Stock (UNTY) Ownership


Share Ownership by Type
Other
18.6%
Insider
28.1%
Institutional
53.3%

Additional Notes:

10,869,425 Outstanding Shares as of 11/12/2019

Insider ownership includes 1,711,019 shares (15.7%) held under Dallas Financial Holdings

2,137,939 shares (19.7%) held by top 3 institutions - Banc Funds Co, Endicott Mgmt, and Wellington Mgmt

Compelling Investment Highlights

- ✓ Knowledgeable and experienced management team
- ✓ Attractive branch franchise
- ✓ Diversity of loan products
- ✓ Insider ownership
- ✓ Consolidation of NJ Community Banks


UNITY BANK
growing with you!

The previous slides contained data from the following sources:

- FDIC-Insured Commercial Banks:
  - Obtained from FDIC.gov Quarterly Banking Profile
- SNL
- Census.gov